Exhibit 99.(c)(2)

CONFIDENTIAL Presentation to Update on Project Ferdinand and Preliminary Valuation Discussion Materials November 23, 2022

1 CONFIDENTIAL Disclaimer These materials have been prepared and are provided by Goldman Sachs on a confidential basis solely for the information and assistance of the Board of Directors and senior management of Focus Financial Partners (the "Company") in connection with their consideration of the matters referred to herein. These materials and Goldman Sachs’ presentation relating to these materials (the “Confidential Information”) may not be disclosed to any third party or circulated or referred to publicly or used for or relied upon for any other purpose without the prior written consent of Goldman Sachs. The Confidential Information was not prepared with a view to public disclosure or to conform to any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and Goldman Sachs does not take any responsibility for the use of the Confidential Information by persons other than those set forth above. Notwithstanding anything in this Confidential Information to the contrary, the Company may disclose to any person the US federal income and state income tax treatment and tax structure of any transaction described herein and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Company relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. The Confidential Information has been prepared by the Investment Banking Division of Goldman Sachs and is not a product of its research department. Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. 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2 CONFIDENTIAL Table of Contents I. Project Ferdinand Process Update II. Update of Ferdinand’s Trading Levels and Valuation III. Review of Ferdinand Projections IV. Preliminary Valuation Analyses Appendix A: Valuation Analyses Back-up Materials Appendix B: Transaction Process Materials Appendix C: Additional Materials

CONFIDENTIAL I. Project Ferdinand Process Update

4 CONFIDENTIAL Project Ferdinand Timeline / Events Update Note: Market data as of 21-Nov-20222. Date Description of Events 30-Jun-2022 ◼ Ferdinand Board of Directors discuss illustrative analyses regarding a hypothetical take-private transaction and potentially interested financial sponsors July / August 2022 ◼ Meetings between Ferdinand (“Ferdinand” or the “Company”) senior management and Bain, CD&R, CVC, GIC, and TPG (no indication to sponsors of a potential process) 14-Sep-2022 ◼ CD&R (the “Buyer”) approaches Ferdinand with an interest in taking Ferdinand private and submits a non-binding indication of interest ◼ The Board verbally engages Goldman Sachs & Co. LLC (“Goldman Sachs”) as a financial advisor to help review and assess the proposal 21-Sep-2022 ◼ Board meeting to discuss the indication of interest and determine next steps ◼ Board agrees to give Buyer a due diligence period so Buyer and Buyer’s consultants can assess Ferdinand’s business 30-Sep-2022 ◼ Buyer provided access to data room to review initial due diligence information 06-Oct-2022 ◼ Full-day, in-person management meeting between Buyer and Ferdinand held at Goldman Sachs office 17-Oct-2022 to 20-Oct-2022 ◼ Subsequent in-person and Zoom due diligence meetings held 03-Nov-2022 ◼ Ferdinand releases Q3’22 SEC filings and holds earnings conference call ◼ Stock up ~14% since earnings release 09-Nov-2022 ◼ Receive oral update from CD&R indicating $45 per share 10-Nov-2022 ◼ Board meeting to discuss process updates and next steps 16-Nov-2022 ◼ Special Committee meeting to discuss update and next steps 23-Nov-2022 ◼ Special Committee meeting to discuss valuation and other topics

5 CONFIDENTIAL Summary of CD&R’s Updated Oral Proposal As of 9-Nov-2022 Key Terms Purchase Price / Consideration ◼ Cash consideration of $45.00 per share for 100% of the Company’s fully diluted shares (84.3mm shares per management estimate) Financing ◼ Financing plan has been materially advanced, but not finalized ◼ Expect to utilize $2.5bn of Term Loan B debt; generally, leverage neutral; 10 points of OID ◼ Expect any refinancing of 2024s to be helpful to CD&R’s financing costs as well as addressing concerns around upcoming 2024 maturity Approvals & Timing ◼ Unanimous approval of CD&R’s Investment Committee Due Diligence Requirements ◼ Large portion of due diligence complete ◼ Some modest amount of tax and compliance diligence remains ◼ Will also need to spend some time with some of Ferdinand’s key firms ◼ CD&R indicated ability to move forward quickly Exclusivity ◼ Did not request at this point Management & Equity Arrangements ◼ Expect material roll-over of equity from management Advisors ◼ TBD Other ◼ Indicated willingness to send proposal in writing

6 CONFIDENTIAL Ferdinand – Key Considerations Pros ◼ Achieve cash premium at time where market, macro and geopolitical risks are heightened ◼ Eliminates downside risk and risk of achieving business plan / process ◼ Focus has struggled to achieve desired valuations as public company — Stock performance and valuation multiples have struggled relative to peers and broader market since IPO — Go-forward business plan is generally consistent with current plan ◼ 100% cash; do not expect any financing contingencies ◼ Opportunity to more significantly transform the business as a private company than may be feasible in the public markets — Private ownership allows for more flexible capital structure and greater ability to restructure business / shift strategy as a private company ◼ CD&R is a well-respected and credible buyer Cons ◼ Elimination of future upside (and downside) in the business for most shareholders ◼ $45 price only reflects ~20% premium to current market (~36% at time offer was submitted and ~27% to 90-day average) — Expect CD&R can be negotiated higher, but to what extent ◼ Value of CD&R’s offer relative to view of intrinsic / standalone value ◼ Challenging debt and overall markets may increase execution risk and impact valuation today – wait for better market? Note: Market Data as of 21-Nov-2022.

CONFIDENTIAL II. Update of Ferdinand’s Trading Levels and Valuation

8 CONFIDENTIAL 0 1,000 2,000 3,000 4,000 5,000 6,000 $ 0.00 $ 10.00 $ 20.00 $ 30.00 $ 40.00 $ 50.00 $ 60.00 $ 70.00 $ 80.00 Jul-2018 Apr-2019 Jan-2020 Sep-2020 Jun-2021 Feb-2022 Nov-2022 Volume (000) Price per Share Volume Ferdinand Ferdinand Stock Price Performance Since IPO Source: Bloomberg, Capital IQ and IBES market data as of 21-Nov-2022. 1 Since 14-Sep-22. IPO Price: $ 33.00 All Time High: 18-Nov-21 $68.21 Current Price: $37.53 All Time Low: 18-Mar-20 $13.88 CD&R Updated Offer $45.00 Current Market Statistics Market Cap (mm) $ 3,101 Enterprise Value (mm) 5,708 Price / Earnings: 2022E 8.6 x 2023E 8.7 x Enterprise Value / EBITDA: 2022E 11.0 x 2023E 10.1 x 30 Days $ 35.31 90 Days 35.41 1 Year 43.35 Since CD&R Original Offer¹ 34.19 Weighted-Average Price

9 CONFIDENTIAL Source: Bloomberg as of 21-Nov-2022. Notes: ¹Brokerage / Wealth includes AMP, LPLA, RJF, SF, BCOR. ²Tech-Enabled Wealth includes ENV, AMK. 3 Traditional Asset Managers includes APAM, AMG, VCTR, VRTS, BLK, TROW, BEN, AB, IVZ, JHG, FHI, CNS, CIXX, PZN, WETF, BSIG, WHG. 4 Insurance Brokerage includes MMC, AON, WTW, AJG, BRO, RYAN.K, BRP, GSHD, TIG. 5 Since 15-Dec-2021. 6 Since 26-Jul-2018. Relative Stock Price Performance Since IPO 30% 100% 170% 240% 310% Jul-2018 Apr-2019 Jan-2020 Sep-2020 Jun-2021 Mar-2022 Nov-2022 Indexed Price Ferdinand Brokerage / Wealth¹ Tech-Enabled Wealth² Traditional Asset Managers³ Insurance Brokerage⁴ S&P 500 96.9% 91.1% 39.2% 18.0% (0.1)% (3.1)% Performance (%) YTD 1Y 3Y Since Last Follow-On⁵ Since IPO⁶ Ferdinand (37.2)% (44.9)% 41.0% (38.5)% (0.1)% Brokerage / Wealth¹ 16.8 15.3 95.8 17.7 96.9 Tech-Enabled Wealth² (19.4) (22.4) (7.8) (20.8) (3.1) Traditional Asset Managers³ (23.2) (26.7) 24.4 (22.1) 18.0 Insurance Brokerage⁴ (22.3) (21.7) 43.5 (21.0) 91.1 S&P 500 (17.1) (15.9) 27.3 (16.1) 39.2

10 CONFIDENTIAL 6x 9x 12x 15x Nov-2018 Nov-2019 Nov-2020 Nov-2021 Nov-2022 9.5 x 8.7 x 11.4 x 10.2 x 9.6 x 11.4 x 10.5 x 5x 10x 15x 20x Nov-2018 Nov-2019 Nov-2020 Nov-2021 Nov-2022 8.8 x 9.2 x 7.7 x Ferdinand’s Valuation Multiples Since IPO EV / EBITDA (NTM) P / E (NTM) Source: Bloomberg, Thomson Reuters, Capital IQ, Wall Street Research. Market data as of 21-Nov-2022. COVID Trough COVID Trough Implied Multiple: Updated CD&R Offer Average since IPO Next Twelve Months Multiples 1 Year Average 6 Month Average NTM Current 6 Month 1 Year 3 Year Since IPO 6 Month 1 Year 3 Year Since IPO EV / EBITDA 9.6 x 8.7 x 9.5 x 11.1 x 11.4 x 10.5% 0.2% (13.7)% (16.0)% Price / Earnings 8.8 7.7 9.2 10.8 11.4 13.5 (4.4) (18.7) (22.8) Average Current vs. Average

11 CONFIDENTIAL Price Target Methodology Rating / Price Target Rating / Price Target Date Key Commentary ◼ 10x 2024E EPS of $5.40 ◼ Buy ◼ $54.00 ◼ 3-Nov-22 ◼ EBITDA trends are more defensive than markets appreciate ◼ Two-year forward P/E based on 12 comparable stocks ◼ Outperform ◼ $57.00 ◼ 4-Nov-22 ◼ Market is revenue headwind, but expense base, recurring fee-based revenues, and earnings preference offer downside protection ◼ 10x Q5-Q8 P/E ◼ Buy ◼ $44.00 ◼ 3-Nov-22 ◼ Pace of deal activity remains relatively active despite market volatility ◼ 10-14x 2022E EPS ◼ Buy ◼ $46.00 ◼ 3-Nov-22 ◼ Operating beat; year-over-year organic revenue growth +3.4% ◼ 9.5x 2024E EPS ◼ Outperform ◼ $46.00 ◼ 3-Nov-22 ◼ Overall good quarter driven by higher revenues & EBITDA margin ◼ Lowering estimates on weaker guidance ◼ 9.5x 2023E Adj. EPS of $4.06 (adding back non-cash equity comp) ◼ Underweight ◼ $36.00 ◼ 4-Nov-22 ◼ Weaker than expected Q4 guidance ◼ Net leverage is rising, but RIA target multiples are softening ◼ 9.0x 2024E EPS of $4.99 ◼ Outperform ◼ $45.00 ◼ 3-Nov-22 ◼ Business resilience despite challenging market backdrop ◼ Consolidation not deterred by market ◼ 10.0x NTM2 EPS of $4.07 supplemented by DCF analysis ◼ Outperform ◼ $41.00 ◼ 3-Nov-22 ◼ Market headwinds lead to margin pressure ◼ Still active on the M&A front despite leverage constraints ◼ 10x CY23 EPS of $4.65 ◼ Outperform ◼ $46.00 ◼ 3-Nov-22 ◼ Better than expected Q3 results despite market volatility ◼ M&A pipeline seems solid Median $46.00 Research Analyst Perspectives Overview of Analyst Commentary and Ratings Analyst Recommendations and Target Price1 Source: Selected analyst research. Market data as of 21-Nov-2022 1 Includes undisclosed analysts. # of Analysts 56% 80% 91% 100% 100% 100% 90% 44% 20% 9% 10% $0.0 $20.0 $40.0 $60.0 $80.0 0% 20% 40% 60% 80% 100% Nov-19 May-20 Nov-20 May-21 Nov-21 May-22 Current Buy Hold Sell Price (USD) Median Target Price (USD) $ 45.50 $ 37.53 9 10 11 10 8 9 10

12 CONFIDENTIAL Institution Country AUM ($bn) Position Entry Date1 Last Report Date Cost Basis2 Unrealized Gain3 % OS Shares (mm) Q3 '22 Q2 '22 Q1 '22 Q4 '21 Q3 '21 Q2 '21 Q1 '21 Stone Point Capital LLC⁴ United States $ 1.6 Q3 '18 30-Sep-2022 $ 42.33 (11.3)% 11.9% 7.8 7.8 7.8 7.8 7.8 7.8 7.8 7.8 Wasatch Global Investors Inc United States 18.2 Q2 '21 30-Sep-2022 51.12 (26.6) 11.7 7.6 7.6 6.9 6.1 6.2 3.3 3.3 Capital World United States 511.8 Q4 '18 30-Sep-2022 43.26 (13.3) 8.3 5.5 5.5 5.5 5.5 5.5 4.0 4.0 2.5 Vanguard United States 4,323.0 Q3 '18 30-Sep-2022 42.12 (10.9) 7.5 4.9 4.9 4.9 4.8 4.5 4.2 4.5 3.2 JP Morgan Asset Management United States 427.9 Q3 '18 30-Sep-2022 32.80 14.4 7.1 4.6 4.6 4.7 4.5 4.2 4.5 4.8 4.6 BlackRock Institutional Trust Co. United States 2,556.1 Q3 '18 30-Sep-2022 41.10 (8.7) 5.0 3.3 3.3 3.3 3.5 3.3 3.2 2.9 2.5 Darlington Partners Capital Management, L.P. United States 1.3 Q4 '21 30-Sep-2022 55.65 (32.6) 3.9 2.5 2.5 2.2 1.9 1.9 MFS Investment Mgmt. United States 366.9 Q3 '20 30-Sep-2022 39.14 (4.1) 3.4 2.2 2.2 2.0 1.0 1.0 1.5 1.5 1.5 Macquarie Investment Management United States 92.2 Q3 '18 30-Sep-2022 39.94 (6.0) 2.8 1.8 1.8 1.0 0.5 0.5 0.5 0.5 0.1 Principal Global Investors (Equity) United States 145.8 Q4 '20 30-Sep-2022 45.02 (16.6) 2.7 1.8 1.8 1.7 1.3 1.1 1.1 1.1 0.7 TimesSquare Capital Management, LLC United States 8.3 Q3 '18 30-Sep-2022 38.22 (1.8) 1.8 1.2 1.2 1.4 1.2 1.3 0.9 0.9 1.0 State Street Global Advisors (US) United States 1,756.0 Q3 '18 30-Sep-2022 43.09 (12.9) 1.8 1.2 1.2 1.2 1.2 1.2 1.1 1.0 0.7 Geode Capital Management, L.L.C. United States 821.9 Q3 '18 30-Sep-2022 42.18 (11.0) 1.6 1.0 1.0 1.0 1.0 1.1 1.1 0.9 0.7 WCM Investment Management United States 47.3 Q4 '19 30-Sep-2022 31.80 18.0 1.6 1.0 1.0 1.0 1.0 0.9 1.0 1.0 0.9 Swedbank Robur Fonder AB Sweden 79.7 Q4 '20 31-Aug-2022 43.92 (14.6) 1.3 0.9 0.9 0.9 0.8 0.7 0.9 0.8 0.8 Loomis, Sayles & Co. United States 53.8 Q3 '20 30-Sep-2022 35.88 4.6 1.3 0.9 0.9 0.9 0.9 0.9 0.9 0.9 1.0 Invesco Advisers, Inc. United States 238.8 Q3 '18 30-Sep-2022 40.12 (6.5) 1.3 0.8 0.8 0.7 0.8 0.9 1.0 1.0 0.8 Fidelity Management & Research Company LLC United States 1,082.3 Q4 '20 30-Sep-2022 45.14 (16.9) 1.2 0.8 0.8 0.8 0.7 0.8 0.6 0.6 0.5 Janus Henderson Investors England 172.1 Q3 '18 30-Sep-2022 48.74 (23.0) 1.2 0.8 0.8 0.8 0.7 0.7 0.5 0.6 0.5 Victory Capital Management Inc. United States 98.6 Q3 '19 30-Sep-2022 50.75 (26.1) 1.1 0.7 0.7 1.1 1.6 1.3 1.7 0.5 0.6 Columbia Threadneedle (US) United States 265.1 Q1 '20 30-Sep-2022 38.95 (3.6) 1.0 0.7 0.7 0.6 0.7 0.6 0.6 0.5 0.4 Soros Fund Management, L.L.C. United States 3.8 Q1 '20 30-Sep-2022 32.57 15.2 0.9 0.6 0.6 0.6 0.6 0.6 0.8 0.8 0.7 Northern Trust Investments, Inc. United States 295.6 Q3 '18 30-Sep-2022 40.14 (6.5) 0.7 0.5 0.5 0.5 0.5 0.5 0.5 0.5 0.4 Charles Schwab Investment Management, Inc. United States 361.5 Q3 '18 30-Sep-2022 41.95 (10.5) 0.7 0.5 0.5 0.4 0.4 0.4 0.4 0.3 0.3 Voya Investment Management LLC United States 79.4 Q3 '18 30-Sep-2022 48.97 (23.4) 0.7 0.5 0.5 0.5 0.6 0.3 0.5 0.5 0.0 Total 82.6% 54.1 54.1 52.4 49.6 48.1 42.7 41.2 32.0 Median $ 42.12 (10.9)% Weighted Average $ 42.99 (11.1)% Q4 '22 Historical Positions (Shares in mm) Note: Ownership based on Class A common stock outstanding. ¹ Quarter of the investors most recent position initiation in the security. Resets whenever the investor sells out completely. ² Calculated as the weighted average cost of current shares held based on quarterly VWAPs and all share purchases from Q1 '05 - Q4 '22. ³ Based on share price at market close on 21-Nov-2022. 4 Stone Point Capital’s total current ownership of Ferdinand is ~22%. 5 Weighted by number of shares held in Q4 '22. Top 25 Owners of Ferdinand

CONFIDENTIAL III. Review of Ferdinand Projections

14 CONFIDENTIAL Key Projection Assumptions Ferdinand Management Projections – Received 15-Nov-2022 Source: Ferdinand Management and Ferdinand public filings Note: Market data as of 21-Nov-2022. Ferdinand Management Revenue ◼ Market related revenue growth: — Net flows (true organic growth) of 4% in 2023 and onward — S&P 500 ends 2022 at 3,900 (currently 3,950), then grows at 5% in 2023E and 7% thereafter — Fixed income, alternatives, and other investments grow at 4% ◼ RIA non-market-correlated revenues grow 5% per year throughout forecast years ◼ Business managers’ services grow 7% per year throughout forecast years ◼ $15mm annual performance fee revenue from 2024E onwards Expenses ◼ 3% expense growth for 2023 and future periods ◼ 2023E HoldCo compensation and SG&A flat to 2022, ~4.5% of revenue for other periods ◼ Management fees automatically adjust with profitability of respective partner firms via contractual base and target earnings M&A ◼ Moderate M&A in Q2-Q3’23 and ~$1.5bn target capital deployment (including deferred) from 2024E onwards ◼ Blended acquisition multiples of 11.0x for M&A, with a reduction by 1x in 2023E and 2024E ◼ 90% of new partner firms and 100% of mergers/Connectus paid in cash ◼ For Q2-Q3’23, upfront cash multiple of 4.25x, with remainder paid in deferred installments ◼ 50% of future EBITDA acquired from new partners, 25% from mergers, and 25% from Connectus ◼ 90% of purchase consideration creates incremental tax shield Capitalization ◼ Leverage — Refinance in Q4’22 of Term Loan and Revolver with upsize of ~$400mm — Incremental $750mm Term Loan raises in various quarters in outer projection years ◼ No future UpC exchanges / TRAs / stock option exercises

15 CONFIDENTIAL Summary of Ferdinand Projections (1/3) Received 15-Nov-2022 - ($ in millions) Source: Ferdinand Management projections, received 15-Nov-2022. 1 Includes both cash and equity upfront purchase consideration. 2 Total Net Debt / LTM Proforma Adj. EBITDA. Revenue Acquired Adjusted EBITDA (M&A) $ 68 $ 47 $ 106 $ 49 $ 91 $ 138 $ 130 $ 135 $ 138 $ 519 $ 358 $ 1,034 $ 499 $ 592 $ 1,238 $ 1,300 $ 1,350 $ 1,375 $(900) $(400) $ 100 $ 600 $ 1,100 $ 1,600 $ 2,100 $ 2,600 $ 0 $ 50 $ 100 $ 150 $ 200 $ 250 $ 300 $ 350 $ 400 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E Total Upfront Capital Deployed1 YoY Growth 33.8% 11.7% 32.1% 17.8% 14.0% 22.9% 22.8% 20.7% 19.0 % Year End Net Leverage2 4.00 x 3.89 x 3.85 x 4.35 x 4.01 x 4.26 x 4.21 x 3.87 x 3.45 x ’23E-’27E Total Acquired Adj. EBITDA $ 631 Total Upfront Capital Deployed1 $ 5,854 $ 1,218 $ 1,361 $ 1,798 $ 2,119 $ 2,415 $ 2,967 $ 3,644 $ 4,397 $ 5,232 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E

16 CONFIDENTIAL Summary of Ferdinand Projections (2/3) Received 15-Nov-2022 - ($ in millions) Source: Ferdinand Management projections, received 15-Nov-2022. Adjusted EBITDA Adjusted EBITDA Margin 22.1% 23.6% 25.1% 24.7% 25.4% 26.2% 27.8% 29.1% 30.2% 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E YoY Growth 32.7% 19.2% 40.3% 15.8% 17.5% 26.7% 30.1% 26.3% 23.4 % YoY Change (bps) - 18 + 149 + 146 - 43 + 77 + 79 + 156 + 131 + 108 $ 270 $ 322 $ 451 $ 523 $ 614 $ 778 $ 1,013 $ 1,279 $ 1,579 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E

17 CONFIDENTIAL $ 1.96 $ 2.46 $ 3.36 $ 3.54 $ 3.45 $ 4.03 $ 5.33 $ 7.17 $ 9.17 $ 0.42 $ 0.47 $ 0.56 $ 0.77 $ 0.82 $ 0.96 $ 1.15 $ 1.35 $ 1.55 $ 2.38 $ 2.93 $ 3.92 $ 4.31 $ 4.27 $ 4.99 $ 6.48 $ 8.52 $ 10.72 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E $ 147 $ 196 $ 279 $ 296 $ 297 $ 362 $ 497 $ 688 $ 897 $ 32 $ 37 $ 47 $ 64 $ 71 $ 86 $ 107 $ 129 $ 152 $ 179 $ 233 $ 325 $ 360 $ 367 $ 449 $ 604 $ 817 $ 1,049 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E Summary of Ferdinand Projections (3/3) Received 15-Nov-2022 - ($ in millions, except per share) Adjusted Net Income Adjusted EPS Source: Ferdinand Management projections, received 15-Nov-2022. 1 Represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Tax Adjustments Per Share1 Adjusted Net Income Excluding Tax Adjustments Per Share Tax Adjustments1 Adjusted Net Income Excl. Tax Adjustments YoY Growth 42.5% 30.4% 39.8% 10.7% 1.9% 22.2% 34.7% 35.2% 28.3 % YoY Growth 36.8% 23.1% 33.8% 9.9% (0.9)% 16.9% 29.9% 31.5% 25.8%

18 CONFIDENTIAL Observations on Projections Ferdinand Management – Received 15-Nov-2022 Source: Ferdinand Management and Ferdinand public filings. 1 Includes both cash and equity purchase consideration. Overall ◼ Overall robust growth assumptions ◼ Revenue grows at 21.3% CAGR, EBITDA and EPS grow at >25% CAGRS for 2023E-2027E — Faster than historical growth across all key metrics despite much larger company / base ◼ ~$6bn of M&A during projection period; limited valuation arbitrage at current / projected multiples ◼ Almost 500 bps projected margin expansion; ~250 bps over prior four years ◼ EPS in 2023E / 2024E slightly below Street consensus; other metrics above Street consensus Market Sensitive Revenue ◼ Projections imply ~7% average market return in the S&P 500 from year end 2022 to year end at 2027 ◼ Organic growth of 4% annually; higher than CD&R’s view of “true organic growth” for Focus Capital Deployment1 ◼ Following a moderate increase in 2023E, upfront capital deployment for M&A accelerates to $1,300mm in 2025E and continues slight increases to $1,375mm in 2027 — Forecast assumes a slowdown in M&A through Q3 2023, with a significant ramp in Q4 as dela backlog drives an acceleration in pipeline realization ◼ Forecast represents a 26% and 33% increase, respectively, from prior peak year (2021) ◼ Nearly $6bn in upfront capital deployed over 5-year forecast vs. ~$3bn in the 5 years since being public (2018-2022) Adjusted EBITDA Margin ◼ Adjusted EBITDA margins expand to ~30% by 2027E vs. ~25% currently and ~22% in 2019

19 CONFIDENTIAL ($ in millions, except per share data) Ferdinand Management Projections vs. Street Estimates Source: IBES; Ferdinand Management projections, received 15-Nov-2022 Note: IBES as of 21-Nov-2022. 1 Adjusted Net Income Including Tax Adjustments. 2022E 2023E 2024E 2022E 2023E 2024E 2022E 2023E 2024E Revenue $ 2,119 $ 2,415 $ 2,967 $ 2,106 $ 2,307 $ 2,680 0.6% 4.7% 10.7% % Growth 17.8% 14.0% 22.9% 17.1% 9.5% 16.1 % Adjusted EBITDA $ 523 $ 614 $ 778 $ 518 $ 564 $ 687 0.8% 8.9% 13.3% % Margin 24.7% 25.4% 26.2% 24.6% 24.4% 25.6% 0.2% 4.1% 2.3% % Growth 15.8% 17.5% 26.7% 61.1% 8.8% 21.8 % Net Income¹ $ 360 $ 367 $ 449 $ 358 $ 359 $ 433 0.6% 2.4% 3.5% % Margin 17.0% 15.2% 15.1% 17.0% 15.6% 16.2% (0.0)% (2.2)% (6.5)% % Growth 10.7% 1.9% 22.2% 54.0% 0.1% 20.8 % Earnings Per Share $ 4.31 $ 4.27 $ 4.99 $ 4.34 $ 4.32 $ 4.98 (0.7)% (1.0)% 0.2% % Growth 9.9% (0.9)% 16.9% 10.7% (0.6)% 15.4 % Management IBES Management vs. IBES (% Difference) Management Plan Versus Wall Street Consensus

CONFIDENTIAL IV. Preliminary Valuation Analyses

21 CONFIDENTIAL Financial Analyses Illustrative Price per Share1 Comments Discounted Cash Flow ◼ 4-year DCF, cash flow discounted back to 30-Sep-2022 ◼ Low: 11.25% WACC, 8.0x Terminal NTM (2027E) P/E ◼ High: 9.00% WACC, 10.0x Terminal NTM (2027E) P/E Present Value of Future Share Price ◼ Multiple range of 8.0x-10.0x NTM P/E using 2024-2026E EPS ◼ 13.9% cost of equity Historical M&A Premia Analysis ◼ Premium range of 10%-51% based on range of 25th-75th percentile of 1-day premia for precedent transactions. All-cash transactions of U.S.-based targets $3-$8bn in transaction value over 2018-2022 YTD 52-Week Trading Range ◼ High: 23-Nov-2021 ◼ Low: 20-Oct-2022 Analyst Price Targets ◼ High: BMO (4-Nov-2022) ◼ Low: Morgan Stanley (4-Nov-2022) Public Company Trading ◼ Low: 9.1x 2023E P/E ◼ High: 15.5x 2023E P/E ◼ Based on range of 2023E P/E multiples for selected wealth management peers2 $ 42.35 $ 34.48 $41.32 $ 30.65 $ 36.00 $38.86 $ 64.85 $ 55.59 $56.81 $ 67.42 $ 57.00 $66.19 Summary of Financial Analyses Source: Bloomberg, IBES, CapIQ, public filings, Ferdinand Management projections. Market data as of 21-Nov-2022. 1 Includes value of tax adjustments, which represent the tax benefits associated with deductions allowed for tax amortization of intangible assets based on a pro forma 27% income tax rate. 2Selected wealth management peers include SCHW, LPLA, AMP, RJF, AMK, SF, BCOR. For Reference Illustrative Valuation Base Case Assumptions 1 2 3 Current Share Price: $37.53 Updated CD&R Offer: $45.00

22 CONFIDENTIAL Discounted Cash Flow Analysis Base Case ($ in millions) Source: Ferdinand Management, received 15-Nov-2022. Note: Capital deployment includes earnouts, Mid-year discounting used. 1Tax adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. 1 Implied Enterprise Value (incl. Tax Adjustments) Implied Equity Value Per Share (incl. Tax Adjustments) Implied Enterprise Value Attributable to Tax Adjustments1 Implied Equity Value Per Share Attributable to Tax Adjustments1 7,220.2 x 8.0 x 8.5 x 9.0 x 9.5 x 10.0 x 9.000% $ 7,044 $ 7,334 $ 7,624 $ 7,915 $ 8,205 10.125% 6,664 6,942 7,220 7,498 7,776 11.250% 6,310 6,576 6,842 7,108 7,375 Terminal P/E Multiple (NTM) WACC 53.2 x 8.0 x 8.5 x 9.0 x 9.5 x 10.0 x 9.000% $ 51.06 $ 54.51 $ 57.96 $ 61.40 $ 64.85 10.125% 46.56 49.86 53.16 56.46 59.76 11.250% 42.35 45.51 48.67 51.83 54.99 Terminal P/E Multiple (NTM) WACC 1,033.8 x 8.0 x 8.5 x 9.0 x 9.5 x 10.0 x 9.000% $ 1,112 $ 1,112 $ 1,112 $ 1,112 $ 1,112 10.125% 1,034 1,034 1,034 1,034 1,034 11.250% 963 963 963 963 963 Terminal P/E Multiple (NTM) WACC 12.3 x 8.0 x 8.5 x 9.0 x 9.5 x 10.0 x 9.000% $ 13.20 $ 13.20 $ 13.20 $ 13.20 $ 13.20 10.125% 12.27 12.27 12.27 12.27 12.27 11.250% 11.43 11.43 11.43 11.43 11.43 Terminal P/E Multiple (NTM) WACC

23 CONFIDENTIAL Discounted Cash Flow Analysis - Sensitivities ($ in millions) Source: Ferdinand Management, received 15-Nov-2022. Note: Upfront capital deployment excludes deferred consideration / earnouts. 1 M&A Capital Deployed + Multiples Paid Sensitivity Organic Growth + EBITDA Margin Sensitivity Base Case Assumptions / Metrics Assumptions ◼ Exit NTM (‘27E) P/E Multiple: 9.0x ◼ Discount Rate: 10.125% Assumptions ◼ Exit NTM (‘27E) P/E Multiple: 9.0x ◼ Discount Rate: 10.125% 50% 75% 100% 125% 2027E Upfront Capital Deployed $ 688 $ 1,031 $ 1,375 $ 1,719 Aggregate '23-'27E Upfront Capital Deployed $ 2,927 $ 4,391 $ 5,854 $ 7,318 '23E-'24E '25E-'27E (1.0)x 9.0 x 10.0 x $ 46.56 $ 50.65 $ 54.03 $ 58.31 0.0 x 10.0 x 11.0 x 45.13 49.36 53.16 56.47 1.0 x 11.0 x 12.0 x 44.95 47.80 51.61 54.75 2.0 x 12.0 x 13.0 x 44.33 47.20 50.18 53.23 3.0 x 13.0 x 14.0 x 43.01 45.90 48.75 51.53 4.0 x 14.0 x 15.0 x 42.67 45.08 47.49 50.07 2024E - 2027E M&A Multiplier M&A Multiple Inc / (Dec) - 150 300 474 2027E EBITDA Margin 25.4% 26.9% 28.4% 30.2% '23E-'27E Rev CAGR 4.5% 21.7% $ 39.86 $ 44.53 $ 49.21 $ 54.63 4.0% 21.3% 38.61 43.21 47.82 53.16 3.5% 21.0% 37.20 41.73 46.27 51.53 3.0% 20.6% 35.79 40.26 44.72 49.90 2.5% 20.3% 34.47 38.87 43.26 48.37 2.0% 19.9% 33.34 37.67 42.01 47.03 Organic Growth Increase in EBITDA Margin Over '23E-'27E (bps)

24 CONFIDENTIAL Present Value of Future Share Price Source: Ferdinand Management projections, Capital IQ. Market data as of 21-Nov-2022. Note: Present value includes the projected future share price based on the assumed range of NTM P/E multiples discounted to 30-Sep-2022. Assumes no dividend payout, in line with Ferdinand historical patterns. 1See page 29 for cost of equity build. Base Case Estimated Future Value of Share Price Estimated Present Value of Future Share Price Discounted at Cost of Equity of 13.9%1 2 CD&R Offer: $45.00 Current Share Price: $37.53 CD&R Offer: $45.00 Current Share Price: $37.53 8.0x NTM P/E 9.0x NTM P/E 10.0x NTM P/E ($ in millions except per share) 2024E 2025E 2026E Adj. Net Income (excl. Tax Adj.) $ 362 $ 497 $ 688 Tax Adjustments 86 107 129 Adj. Net Income (incl. Tax Adj.) $ 449 $ 604 $ 817 Shares Outstanding (mm) 8.0x NTM P/E 88.48 92.23 95.38 9.0x NTM P/E 89.26 92.93 95.86 10.0x NTM P/E 89.99 93.51 96.28 EPS 8.0x NTM P/E $ 5.07 $ 6.55 $ 8.57 9.0x NTM P/E $ 5.03 $ 6.50 $ 8.52 10.0x NTM P/E $ 4.99 $ 6.46 $ 8.49 Implied Future Share Price 2023E 2024E 2025E 8.0x NTM P/E $40.57 $52.42 $68.52 9.0x NTM P/E $45.24 $58.52 $76.70 10.0x NTM P/E $49.86 $64.62 $84.86 $40.57 $52.42 $68.52 $45.24 $58.52 $76.70 $49.86 $64.62 $84.86 $20 $30 $40 $50 $60 $70 $80 $90 2023E 2024E 2025E Future Value of Future Share Price $34.48 $39.11 $44.89 $38.45 $43.67 $50.25 $42.37 $48.22 $55.59 $20 $30 $40 $50 $60 $70 $80 $90 2023E 2024E 2025E Present Value of Future Share Price

25 CONFIDENTIAL 15% 22% 24% 21% 17% 20% 26% 41% 42% 31% 40% 43% 5% 7% 9% 9% 2% (33)% 2018 2019 2020 2021 2022 CD&R Offer 1 Day 30 Day 52 Week High Historical M&A Premia U.S. Based Targets | $3-$8bn Transaction Value | Cash-Only Deals | All Industries Source: CapIQ, FactSet. Data includes transactions in 2018-2022. Market data as of 21-Nov-2022. ¹ Premium is relative to target share price 1 day, 30 days, and 52-week high prior to announcement for deals with U.S. targets valued between $3-$8 billion. Historical Acquisition Premia Medians¹ Historical M&A Premia 1 Day 30 Day 52W High 25th Percentile 10% 21% (4)% 75th Percentile 51% 52% 21 % Median 18% 33% 7 % Mean 31% 41% 7% 1 Day 30 Day 52W High Ferdinand Share Price $ 37.53 $ 31.51 $ 67.42 CD&R Offer $ 45.00 $ 45.00 $ 45.00 CD&R Offer Premium 20% 43% (33)% Implied Ferdinand Share Price Based on Historical M&A Premia 25th Percentile $ 41.32 $ 38.00 $ 64.66 75th Percentile $ 56.81 $ 47.76 $ 81.25 Median $ 44.43 $ 41.81 $ 71.88 Mean $ 49.05 $ 44.46 $ 72.18 3 Deal Count 17 14 14 21 26 CD&R Offer

26 CONFIDENTIAL Price per Share $ 42.50 $ 45.00 $ 47.50 $ 50.00 $ 52.50 $ 55.00 Diluted Shares Outstanding (mm) 83.8 84.3 84.7 85.1 85.5 85.8 Diluted Equity Value ($mm) $ 3,563 $ 3,791 $ 4,022 $ 4,254 $ 4,486 $ 4,720 (+) Net Debt ($mm) $ 2,310 $ 2,310 $ 2,310 $ 2,310 $ 2,310 $ 2,310 (-) Investments¹ (30) (30) (30) (30) (30) (30) (+) NPV of Existing TRA² 138 138 138 138 138 138 (+) Contingent Liabilities 189 189 189 189 189 189 (+) NPV of TRA Triggered by Change of Control² 124 134 145 156 167 179 Enterprise Value ($mm) $ 6,295 $ 6,533 $ 6,775 $ 7,017 $ 7,261 $ 7,507 Premium to: Price Closing Price at 21-Nov-2022 $ 37.53 13% 20% 27% 33% 40% 47 % Share Price at Date of Letter (14-Sep-2022) $ 37.87 12 19 25 32 39 45 Share Price at Date of Revised Proposal (09-Nov-2022) $ 32.97 29 36 44 52 59 67 VWAP 30 Days 35.31 20% 27% 35% 42% 49% 56 % VWAP 90 Days 35.50 20 27 34 41 48 55 VWAP 180 Days 36.56 16 23 30 37 44 50 52 Week High (22-Nov-2021) 68.50 (38) (34) (31) (27) (23) (20) 52 Week Low (20-Oct-2022) 30.27 40 49 57 65 73 82 Wgt-Avg Cost Basis for Top 50 Holders 41.65 2 8 14 20 26 32 Implied EV/EBITDA Mgmt. EBITDA LQA $ 515 12.2 x 12.7 x 13.2 x 13.6 x 14.1 x 14.6 x 2022E 523 12.0 12.5 13.0 13.4 13.9 14.4 2023E 614 10.2 10.6 11.0 11.4 11.8 12.2 Implied EV/EBITDA Consensus EBITDA 2022E $ 518 12.1 x 12.6 x 13.1 x 13.5 x 14.0 x 14.5 x 2023E 564 11.2 11.6 12.0 12.4 12.9 13.3 Implied P/E Consensus EPS 2022E $ 4.34 9.8 x 10.4 x 10.9 x 11.5 x 12.1 x 12.7 x 2023E $ 4.32 9.8 10.4 11.0 11.6 12.2 12.7 Illustrative Range Illustrative Analysis at Various Prices Source: Management, CapIQ, IBES. Market data as of 21-Nov-2022 unless otherwise stated. Note: 52-week share price ranges represent intraday high/low. 1 Includes Smart Asset, Osbourne Partners, and Beryllus. 2 Based on current management estimates – GS estimates for $42.50, $45.00, $47.50 and $52.50 per share based on management provided estimates for $50.00 and $55.00 per share. ($ in millions, except per share data) Valuation Range for Illustrative Purposes Only Updated Offer Original Offer

CONFIDENTIAL Appendix A. Valuation Analyses Back-up Materials

28 CONFIDENTIAL Valuation Levels for Public Comparables ($ in millions, unless otherwise noted) Source: Company information, Capital IQ and IBES. Market data as of 21-Nov-2022. 1 Net Debt / LTM Adjusted EBITDA. Closing % of 52 Price Enterprise Week Price / Earnings LTM Net Company 21-Nov-22 Market Cap Value 1-Week ∆ YTD 1-Year High 2022E 2023E 2022E 2023E Leverage¹ Focus Financial Partners $ 37.53 $ 3,101 $ 5,708 (3.8)% (37.2)% 8.0% 55.1% 8.6 x 8.7 x 11.0 x 10.1 x 4.4 x Brokerage / Wealth Ameriprise $ 325.68 $ 35,805 $ 30,632 1.6% 8.0% 8.0% 98.2% 13.3 x 11.3 x 7.2 x 6.7 x (1.9)x Raymond James 123.05 27,566 29,045 1.0 22.6 20.2 99.2 15.3 12.4 13.4 11.2 0.6 LPL Financial Holdings 222.73 17,864 19,363 (3.5) 39.1 26.3 82.7 19.7 11.9 12.3 8.6 1.2 Stifel Financial 63.22 7,698 8,143 (2.2) (10.2) (17.0) 77.6 10.5 9.1 7.7 7.7 (0.2) Blucora 24.19 1,216 1,646 2.5 39.7 27.7 98.7 13.7 13.7 11.9 11.9 3.2 Median (0.6)% 15.3% 14.1% 90.5% 13.5 x 11.6 x 11.4 x 9.3 x 0.9 x Discount Brokers Charles Schwab $ 80.00 $ 150,754 $ 171,096 4.6% (4.9)% (0.2)% 83.7% 19.1 x 15.5 x 15.0 x 12.8 x 0.9 x Median 4.6% (4.9)% (0.2)% 83.7% 19.1 x 15.5 x 15.0 x 12.8 x 0.9 x Tech-Enabled Wealth Assetmark $ 24.04 $ 1,802 $ 1,778 1.9 (8.3)% (14.7)% 86.5% 13.9 x 12.3 x 9.0 x 8.0 x (0.1)x Median 1.9% (8.3)% (14.7)% 86.5% 13.9 x 12.3 x 9.0 x 8.0 x (0.1)x Stock Price Performance EV / EBITDA

29 CONFIDENTIAL Illustrative WACC Analysis Ferdinand WACC Ferdinand Standalone WACC Historical Beta Source: Company filings, Axioma historical betas, Market data as of 21-Nov-2022. Ferdinand’s 7.32% pre-tax cost of debt based on illustrative cost of debt for new debt issuance of S+300. ¹Brokerage / Wealth includes AMP, LPLA, RJF, SF, BCOR. Ferdinand Brokerage / Wealth¹ 1.00 1.25 1.50 1.75 2.00 Jan-2019 Dec-2019 Dec-2020 Nov-2021 Nov-2022 Beta 1.67 1.12 Average Current 1Y 2Y 3Y Ferdinand 1.67 x 1.48 x 1.52 x 1.55 x Brokerage / Wealth¹ 1.12 1.29 1.42 1.45 Debt / Capital 45 % Equity / Capital 55 % Risk Free Rate 4.14 % Equity Beta 1.60 Equity Risk Premium 6.10 % Cost of Equity 13.90 % Pre-Tax Cost of Debt 7.32 % Marginal Tax Rate 27.0 % After-Tax Cost of Debt 5.34 % hoh2 Illustrative WACC 10.05 % Capital Structure WACC Cost of Debt Cost of Equity #### 35% 40% 45% 50% 55% 1.50 10.51% 10.11% 9.71% 9.32% 8.92% 1.55 10.71 10.29 9.88 9.47 9.06 1.60 10.91 10.48 10.05 9.62 9.19 1.65 11.10 10.66 10.22 9.77 9.33 1.70 11.30 10.84 10.39 9.93 9.47 Equity Beta Debt / Capital Ratio

30 CONFIDENTIAL Ferdinand Projections Base Case ($ in millions) Source: Ferdinand Management projections, received 15-Nov-2022. 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E Wealth Management Fees $ 1,150 $ 1,286 $ 1,717 % Revenue 94% 94% 96% 96% 97% 97% 98% 98% 98% Other Revenue 69 75 81 % Revenue 6% 6% 4% 4% 3% 3% 2% 2% 2% Revenue $ 1,218 $ 1,361 $ 1,798 $ 2,119 $ 2,415 $ 2,967 $ 3,644 $ 4,397 $ 5,232 % Growth 12% 32% 18% 14% 23% 23% 21% 19% HoldCo Compensation (excl. non-cash equity comp) $ 41 $ 39 $ 50 $ 54 $ 55 $ 74 $ 91 $ 110 $ 131 % Growth (5)% 30% 6% 3% 35% 23% 21% 19% % Revenue 3% 3% 3% 3% 2% 3% 3% 3% 3% Other Compensation (excl. non-cash equity comp) $ 372 $ 415 $ 509 $ 655 $ 736 $ 856 $ 996 $ 1,146 $ 1,311 % Growth 12% 23% 29% 12% 16% 16% 15% 14% % Revenue 31% 30% 28% 31% 30% 29% 27% 26% 25% HoldCo SG&A $ 27 $ 22 $ 32 $ 39 $ 39 $ 59 $ 73 $ 88 $ 105 % Growth (19)% 48% 20% (0)% 52% 23% 21% 19% % Revenue 2% 2% 2% 2% 2% 2% 2% 2% 2% Other SG&A $ 206 $ 214 $ 265 $ 329 $ 367 $ 426 $ 495 $ 570 $ 651 % Growth 4% 24% 24% 12% 16% 16% 15% 14% % Revenue 17% 16% 15% 16% 15% 14% 14% 13% 12% Management Fees $ 305 $ 349 $ 491 $ 520 $ 605 $ 776 $ 978 $ 1,206 $ 1,457 % Growth 15% 41% 6% 16% 28% 26% 23% 21% % Revenue 25% 26% 27% 25% 25% 26% 27% 27% 28% Total Expenses $ 951 $ 1,040 $ 1,349 $ 1,596 $ 1,802 $ 2,191 $ 2,634 $ 3,120 $ 3,655 % Revenue 78% 76% 75% 75% 75% 74% 72% 71% 70% Total Operating Income $ 268 $ 322 $ 449 $ 522 $ 613 $ 776 $ 1,011 $ 1,277 $ 1,577 Equity Method Earnings & Other Dividends $ 1 $ 0 $ 1 $ 0 $ 1 $ 2 $ 2 $ 2 $ 2 Adjusted EBITDA $ 270 $ 322 $ 451 $ 523 $ 614 $ 778 $ 1,013 $ 1,279 $ 1,579 % Revenue 22% 24% 25% 25% 25% 26% 28% 29% 30% % of '23-'27 Margin Expansion 17% 33% 28% 23% Depreciation and Other Amortization $ 11 $ 12 $ 15 $ 16 $ 19 $ 21 $ 21 $ 23 $ 26 (Interest Income) (1) (0) (0) (0) (2) (2) (2) (2) (3) Interest Expense 58 42 55 98 191 263 312 317 327 Other Expense / (Income), Net 1 0 0 4 - - - - - Total Net Income Adjustments $ 69 $ 54 $ 70 $ 117 $ 208 $ 282 $ 331 $ 338 $ 350 Pre-Tax Adjusted Net Income $ 201 $ 268 $ 382 $ 406 $ 406 $ 496 $ 681 $ 942 $ 1,229 Pro Forma Income Tax Expense $(54) $(72) $(103) $(110) $(110) $(134) $(184) $(254) $(332) Pro Forma Income Tax Rate 27% 27% 27% 27% 27% 27% 27% 27% 27% Adjusted Net Income (excl. Tax Adj.) $ 147 $ 196 $ 279 $ 296 $ 297 $ 362 $ 497 $ 688 $ 897 Tax Adjustments $ 32 $ 37 $ 47 $ 64 $ 71 $ 86 $ 107 $ 129 $ 152 Adjusted Shares Outstanding (mm) 75.04 79.40 82.89 83.62 85.89 89.86 93.30 96.00 97.96 Adjusted Net Income (excl. Tax Adj.) per Share $ 1.96 $ 2.46 $ 3.36 $ 3.54 $ 3.45 $ 4.03 $ 5.33 $ 7.16 $ 9.16 Tax Adjustments per Share $ 0.42 $ 0.47 $ 0.56 $ 0.77 $ 0.82 $ 0.96 $ 1.15 $ 1.35 $ 1.55 Capex $ 25 $ 19 $ 11 $ 19 $ 15 $ 17 $ 21 $ 25 $ 30 % Revenue 2% 1% 1% 1% 1% 1% 1% 1% 1% Change in NWC $ 10 $ 51 $ 53 $ 110 $ 39 $ 112 $ 119 $ 72 $ 67 % Revenue 1% 4% 3% 5% 2% 4% 3% 2% 1% D&A $ 11 $ 12 $ 15 $ 16 $ 19 $ 21 $ 21 $ 23 $ 26 % Revenue 1% 1% 1% 1% 1% 1% 1% 1% 0% SBC $ 18 $ 22 $ 32 $ 31 $ 34 $ 32 $ 41 $ 52 $ 59 % Revenue 2% 2% 2% 1% 1% 1% 1% 1% 1% Total Debt $ 1,273 $ 1,507 $ 2,394 $ 2,594 $ 2,876 $ 3,883 $ 4,921 $ 5,604 $ 5,999 Cash and Cash Equivalents 65 66 311 150 170 190 296 311 253 Net Debt $ 1,208 $ 1,441 $ 2,083 $ 2,444 $ 2,706 $ 3,693 $ 4,625 $ 5,293 $ 5,746

31 CONFIDENTIAL Discounted Cash Flow Analysis Base Case ($ in millions) Source: Ferdinand Management projections, received 15-Nov-2022. Note: Capital deployment includes earnouts, mid-year discounting used assuming 10.125% discount rate. 1 Terminal year unlevered free cash flow excludes capital deployment for M&A. 2 Terminal year value of future tax adjustment based on projected tax intangible benefits from amortization of acquisitions through 2027 year end – see page 32 for detail. 3 Based on current management estimates – GS estimates for $45.00 per share based on management provided estimates for $50.00, $55.00 and $60.00 per share. 3 Assumes $45 per share P/E Multiple Method FOCS Tax Adj. Total Terminal Year Net Income $ 838 Terminal P/E Multiple 9.0 x Terminal Year Equity Value $ 7,538 Terminal Year Net Debt $ 5,293 Terminal Year Enterprise Value $ 12,832 $ 1,065 $ 13,897 Implied PGR 2.1% 2.7 % PV of Terminal Year Enterprise Value $ 8,517 $ 707 $ 9,224 PV of Unlevered FCF (2,330) 327 (2,004) Implied Enterprise Value $6,186 $1,034 $7,220 (-) Net Debt $(2,310) - $(2,310) (+) Investments (Using Cost Accounting Method) 20 - 20 (+) Investments (Using Equity Accounting Method) 10 - 10 (-) Contingent Liabilites (Earnouts from Acquisitions to Date) (189) - (189) (-) NPV of Existing TRA (138) - (138) (-) NPV of TRA Triggered by Change of Control (134) - (134) Implied Equity Value $ 3,445 $ 1,034 $ 4,479 DSO 84.25 84.25 84.25 Implied Equity Value Per Share $ 40.89 $ 12.27 $ 53.16 Summary 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E Total Revenue $ 1,218 $ 1,361 $ 1,798 $ 2,119 $ 2,415 $ 2,967 $ 3,644 $ 4,397 $ 5,232 % Growth 11.7% 32.1% 17.8% 14.0% 22.9% 22.8% 20.7% 19.0% Adjusted EBITDA (Unburdened by SBC) $ 270 $ 322 $ 451 $ 523 $ 614 $ 778 $ 1,013 $ 1,279 $ 1,579 (-) Stock-Based Compensation (18) (22) (32) (31) (34) (32) (41) (52) (59) Adjusted EBITDA (Burdened by SBC) $ 252 $ 299 $ 420 $ 492 $ 581 $ 747 $ 972 $ 1,227 $ 1,519 % Margin 20.6% 22.0% 23.3% 23.2% 24.0% 25.2% 26.7% 27.9% 29.0% (-) D&A (11) (12) (15) (16) (19) (21) (21) (23) (26) (+) Interest Income 1 0 0 0 2 2 2 2 3 (-) Interest Expense (58) (42) (55) (98) (191) (263) (312) (317) (327) (-) Other Expense / (Income), Net (1) (0) (0) (4) - - - - - Pre-Tax Adjusted Net Income $ 183 $ 246 $ 350 $ 375 $ 373 $ 465 $ 640 $ 890 $ 1,169 (-) Tax (excl. SBC) (54) (72) (103) (110) (110) (134) (184) (254) (332) Tax Rate 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% Adj. Net Income (Burdended by SBC excl. Tax Adj.) $ 128 $ 173 $ 247 $ 265 $ 263 $ 331 $ 456 $ 636 $ 838 Adjusted Shares Outstanding 75.04 79.40 82.89 83.62 85.89 89.86 93.30 96.00 97.96 Adj. Net Income (Burdended by SBC excl. Tax Adj.) per Share $ 1.71 $ 2.18 $ 2.98 $ 3.17 $ 3.06 $ 3.68 $ 4.89 $ 6.62 $ 8.55 Stub 30-Sep to 31-Dec Year Ended December 31, Terminal Year Unlevered Free Cash Flow 2022E 2023E 2024E 2025E 2026E 2027E Adjusted Net Income (excl. Tax Adj.) $ 67 $ 263 $ 331 $ 456 $ 636 $ 838 (+) D&A 4 19 21 21 23 (-) Interest Income (0) (2) (2) (2) (2) (+) Interest Expense 25 191 263 312 317 (+) Other Expense / (Income), Net 1 - - - - (-) CapEx (5) (15) (17) (21) (25) (-) Change in NWC (28) (39) (112) (119) (72) (-) Capital Deployment for M&A (164) (702) (1,470) (1,551) (1,509) Unlevered Free Cash Flow $(101) $(285) $(986) $(903) $(632) PV of Free Cash Flow $(99) $(265) $(833) $(693) $(440) Future Tax Adj.² Tax Adjustments $ 16 $ 71 $ 86 $ 107 $ 129 $ 1,065 PV of Tax Adjustments $ 16 $ 66 $ 73 $ 82 $ 90 $ 707

32 CONFIDENTIAL Terminal Year Projected Future Tax Adjustments Base Case ($ in millions) Source: Ferdinand Management, received 15-Nov-2022. 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E 2039E 2040E 2041E 2042E Total Intangibles Amort. For Tax Calculations $ 561 $ 598 $ 595 $ 589 $ 575 $ 560 $ 537 $ 503 $ 483 $ 445 $ 377 $ 345 $ 282 $ 204 $ 119 $ 34 Proforma Tax Rate 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% 27.0% Tax Adjustment $ 152 $ 161 $ 161 $ 159 $ 155 $ 151 $ 145 $ 136 $ 130 $ 120 $ 102 $ 93 $ 76 $ 55 $ 32 $ 9 Discount Rate 10.125 % Discount Factor 2026 YE 0.94 0.86 0.78 0.71 0.64 0.58 0.53 0.48 0.44 0.40 0.36 0.33 0.30 0.27 0.25 0.23 PV of Tax Adjustment $ 143 $ 138 $ 125 $ 112 $ 99 $ 88 $ 77 $ 65 $ 57 $ 48 $ 37 $ 30 $ 23 $ 15 $ 8 $ 2 Total PV of Future Tax Adj. as of 2026 YE $ 1,065

33 CONFIDENTIAL Illustrative LBO Capitalization and Sources & Uses Source: Ferdinand Management projections, received 15-Nov-2022. Uses $mm Existing Debt $ 2,594 Equity Purchase Price 3,791 Estimated TRA Value 272 Transaction Expenses 50 Total Uses $ 6,708 $3.8bn equity purchase price assumes $45.00 acquisition share price Sources $mm Existing Debt Carryover $2,594 Sponsor Equity 4,114 Total Sources $ 6,708 2026E MOIC 2026E IRR Returns Analysis 2022E 2023E 2024E 2025E 2026E NTM P/E Exit Multiple 10.0 x 10.0 x 10.0 x 10.0 x Exit NTM EPS (incl. Tax Adjustments) $ 4.99 $ 6.48 $ 8.51 $ 10.70 Implied Exit Share Price $ 49.93 $ 64.77 $ 85.10 $ 107.04 Sponsor Shares (mm) 84.25 84.25 84.25 84.25 Implied Sponsor Exit Equity Value $ 4,207 $ 5,457 $ 7,170 $ 9,018 Entry Sponsor Equity 4,114 4,114 4,114 4,114 4,114 Years Held 1 2 3 4 MOIC 1.0 x 1.3 x 1.7 x 2.2 x IRR 2% 15% 20% 22% 2.2 x $ 45.00 $ 50.00 $ 55.00 $ 60.00 8.0 x 1.8 x 1.6 x 1.5 x 1.3 x 9.0 x 2.0 x 1.8 x 1.6 x 1.5 x 10.0 x 2.2 x 2.0 x 1.8 x 1.7 x 11.0 x 2.4 x 2.2 x 2.0 x 1.8 x 12.0 x 2.6 x 2.4 x 2.2 x 2.0 x Purchase Share Price Exit NTM P/E 22% $ 45.00 $ 50.00 $ 55.00 $ 60.00 8.0 x 15% 12% 10% 8% 9.0 x 19% 16% 13% 11% 10.0 x 22% 19% 16% 14% 11.0 x 25% 22% 19% 17% 12.0 x 27% 24% 22% 19% Purchase Share Price Exit NTM P/E

CONFIDENTIAL Appendix B. Transaction Process Materials

35 CONFIDENTIAL Summary of CD&R’s Original Non-Binding Offer Previously Submitted 14-Sep-2022 1 Current management estimate of $294mm includes $138.4mm existing TRA obligation and an additional $155.6mm TRA obligation from hypothetical exchange at $50.00 per share Key Terms Purchase Price / Consideration ◼ Cash consideration of $50.00 per share for 100% of the Company’s fully diluted shares (85.1mm shares per management estimate) — Proposal assumes TRA is settled for $216.8mm at closing, which is the value of TRA on Focus’ balance sheet at 30-Jun-2022 — Management recently provided an updated TRA estimate of $294mm as of 30-Sep-20221 Financing ◼ Transaction to be financed using cash equity from CD&R Fund XII Limited Partnership as well as debt financing ◼ CD&R soliciting debt financing terms from J.P. Morgan, Wells Fargo, Deutsche Bank, UBS and RBC Approvals & Timing ◼ CD&R has discussed this potential investment with their Investment Committee and have received full support to continue due diligence if given the right to do so ◼ Any binding offer on behalf of CD&R would require the final approval of the firm’s Investment Committee Due Diligence Requirements ◼ Key areas of due diligence include: — FY22-23 and run-rate financials, including impact of current market conditions — Long-term management plan — Acquisitions, including a detailed review of consideration mix, acquisition multiples, and pipeline — Organic growth, adjusting for the impact of market performance and partner firm sub-acquisitions, including review of acquired partner firms’ growth pre- and post-acquisition and during earnout period — Value of earnings preference across a variety of market cycle outcomes — Key value levers, including value-added services provided by Focus to partner firms, international opportunities, and other ancillary revenue opportunities — Focus corporate and partner firm technology platforms and integration — Customary regulatory and compliance review ◼ In addition, CD&R would expect due diligence efforts with respect to quality of earnings, internal controls and systems, accounting and tax, technology, employee benefits and legal matters Exclusivity ◼ Not requested Management & Equity Arrangements ◼ Not disclosed Advisors ◼ Financial and Legal Counsel: Moelis and Kirkland & Ellis, respectively ◼ Quality of Earnings and Technology: PwC and EY Parthenon, respectively ◼ Business Due Diligence: McKinsey

36 CONFIDENTIAL Sale Process Alternatives Full Auction Process “Market Check” Pre-Signing “Go-Shop” Provision Fiduciary Out Description ◼ Contact broad list of credible potential buyers prior to signing of transaction ◼ Contact a focused number of potential buyers prior to signing of a definitive agreement ◼ Contact typically made in the 2-4 week period prior to targeted signing ◼ Process may be extended if any buyers express legitimate interest ◼ Will allow active solicitation of other buyers for a period of time after signing definitive merger agreement ◼ During the go-shop period, the level of deal protection may be reduced ◼ Typically includes a reduced termination fee during the go-shop period ◼ Standard in M&A purchase agreements for public company targets ◼ Allows Board to terminate the deal to accept a superior offer from another company - typically subject to termination fee Pros ✓ Increases probability of maximizing valuation / terms ✓ Provides greatest protection to Board ✓ Buyers more likely to engage in full auction process relative to post-announcement alternatives ✓ Provides opportunity for Board to check other buyers’ potential interest prior to signing ✓ Potential buyers may be more willing to engage pre-signing vs. post-announcement — No break fee, private vs. public forum, not “breaking-up” signed deal, etc. ✓ As a public company, Focus is well known to most potential buyers, allowing them to move quickly if interested ✓ May be undertaken as long as not limited by an exclusivity agreement with the bidder ✓ Provides structured opportunity to proactively / openly pursue other potential buyers ✓ Easier for buyer to engage under “go-shop” provision relative to only including fiduciary out provision ✓ More common in PE-led take private ✓ Common / routine provision ✓ Likely no objection from the bidder Cons Limited number of motivated, credible buyers at high premium levels; large equity check Requires longer time period to execute Higher degree of leak risk; difficult for a public company to manage Some bidders may not participate in broad auction process Depending on timing, may have shorter period for parties to complete due diligence, which may modestly discourage some potential buyers from participation Significant leak risk Typically contact “focused” list of potential buyers rather than exhaustive list Reaction from the initial bidder? Potential to lose interest Some potential buyers may still be reluctant to engage / “break-up” public deal Other buyers may be reluctant to pay break-up fee, even if at a lower level Some buyers may be reluctant to “break-up” a publicly announced deal Requires payment of termination / break-up fee

37 CONFIDENTIAL Potential Take Private Buyers / Investors Significant Interest in High Quality Wealth Management Assets ◼ Strong Motivation to Put Money to Work: — Many sponsor funds recently raised / being raised — Desire to show strong early results ◼ Ideal Investment Profile: — Assets with stable / predictable cash flows — For deals fitting this profile, likely underwrite high teens with a conservative exit assumption ◼ Investment Size: — Some larger funds can theoretically write $5bn+ equity checks — Risk appetite for larger checks limited given market volatility – no desire to “bet the fund” — Larger checks likely ~$3bn range (~$2bn from fund + ~$1bn co-invest) ◼ Current Macro Backdrop: — Many firms more cautious around market sensitive names — Financing backdrop, especially for large assets, remains very challenging Large Sponsors Long Term Capital Solutions Traditional Sponsors “Core Funds” Pension Funds & Family Offices Sovereign Wealth Funds Observations on Buyer Receptivity [***] [***]

38 CONFIDENTIAL Summary of Feedback from Additional Potential Buyers Commentary ◼ Rudy met with at in August ◼ GS had follow-up discussion with in late August ◼ Appear to be positive on company and opportunity; would like to pursue meaningful changes to business model if taken private ◼ Unclear if positive interest to date is sufficient to seriously pursue opportunity at this point in time ◼ Enthusiastic about the company and investing in the wealth space ◼ Uncomfortable putting forth a bid in August due to financing market backdrop and inability to form a view on pro forma capital structure ◼ Asked to stay close and re-engage when financing markets normalize ◼ Rudy met with in August ◼ likes business and indicated they would be interested in supporting a deal (but cannot lead) ◼ Rudy met with President ( ) in July ◼ FIG team at was going to do “real work” post Labor Day and reach back out to GS ◼ No feedback at this point; does not appear to be an area of focus to date [***] [***] [***] [***] [***][***] [***] [***] [***] [***] [***][***]

39 CONFIDENTIAL Treatment of TRAs in Precedent Change of Control Transactions Alternatives: Full Upfront Payout per TRA Terms Reduced, Upfront TRA Payout Negotiate for TRA Crystallization Negotiate for Change of Control Waiver Full or Partial Waiver of TRA Overview ◼ TRA accelerates and is paid upfront ◼ TRA holder agrees to partial reduction in upfront payment, but remaining payment is still made ◼ TRA to crystallize payments under a change of control ◼ TRA stays in place, as if no change of control had happened ◼ TRA holders agree to forfeit their rights to current and future payments under the TRA Key Benefits ✓ Simplicity ✓ Elimination of the TRA ✓ Mitigates the upfront cost ✓ May free up borrowing capacity to pay the necessary purchase price for target’s equity ✓ Eliminates financing challenges for the buyer ✓ Easier to sell to the TRA holder who still gets paid for tax assets ✓ No acceleration payment ✓ May be most feasible where tax assets covered by the TRA have limited value to the buyer (pro forma) and target (standalone) ✓ Simplicity ✓ No acceleration payment ✓ Eliminating TRA obligation reduces ongoing complexity of TRA administration Key Considerations Payment requires additional upfront financing Requires buyer to underwrite the value of the acquired tax assets — Buyer exposed to risk that tax rates or taxable income drop Could create litigation risk if viewed as differential M&A consideration to TRA holders — Likely involves special committee of target’s Board Challenging to reach agreement if TRA holders do not stand to benefit from the M&A premium — For instance, if they no longer own material amount of target equity Still requires additional upfront financing Still requires buyer to underwrite the value of the acquired tax assets — Buyer exposed to risk that tax rates or taxable income drop Future TRA payments may far exceed the actual tax benefits to the buyer — Crystallized payments assume adequate taxable income TRA holder remains exposed to future tax reform risk Negotiation may be challenged, as TRA holders relinquish their rights to current TRA payment TRA holders become exposed to buyer’s tax planning and operations of the target business TRA holder remains exposed to future tax reform risk Significant concession for TRA holder, particularly if covered tax assets have economic value for buyer Precedent Transactions A B C D E Source: Company Filings

40 CONFIDENTIAL Additional Detail of Upfront TRA Payments in Change of Control Transactions Source: Company Press Releases, Merger Agreements and Public Filings. Appendix B. Transaction Process Materials A B Target Acquirer Transaction Close Total Deal Consideration ($mm) TRA Payment Amount ($mm) TRA Payment as a % of Deal Consideration Change Healthcare UnitedHealth Pending $ 12,686 Not Disclosed Not Available Plurasight Vista Equity Partners 4/6/2021 $ 3,416 $ 127 4% VWR New Mountain Capital 11/21/2017 $ 6,418 $ 56 1% Advance Pierre Tyson Foods 6/7/2017 $ 4,394 $ 224 5% Norcraft Companies Fortune Brands 5/12/2015 $ 547 $ 44 8% Athlon Energy Encana 11/13/2014 $ 6,612 Not Disclosed Not Available Graham Packaging Reynolds Group 9/8/2011 $ 4,369 $ 245 6%

CONFIDENTIAL Appendix C. Additional Materials

42 CONFIDENTIAL Ferdinand Equity Capitalization (in millions, except per share data) Source: Management, Company filings, CapIQ. 1 Assumes normal Dec-2022 time-based vesting. 2 Includes Non-Compensatory Options (NCOs) and Non-Qualified Stock Options (NQSOs). Type of Unit Holders of Unit LLC or Corp. Voting Performance Vest? Class A Public Shareholders, Stone Point Corp. Yes No Class B LLC Owners (Advisors, Management / Employees, Stone Point) Corp. Yes No Incentive Advisors, Management, Other Hold Co. Employees LLC No Some units subject to performance vest NQSO Advisors, Other Hold Co. Employees Corp. No Some units subject to performance vest NCO Advisors, Other Hold Co. Employees Corp. No No RCU Management, Other Hold Co. Employees LLC No No RSU Other Hold Co. Employees Corp. No No Total Equity Linked Instruments Reported Fully Diluted Shares in Latest Applicable Provided by Client at Transaction Price SEC Filing 30-Sep-2022 as of 18-Oct-2022¹ (Treasury Method) Basic Shares Outstanding Common Shares Outstanding - Class A 65.9 65.9 65.9 Common Shares Outstanding - Class B 11.7 11.7 11.7 Total Basic Shares Outstanding 77.5 77.6 77.6 Potentially Dilutive Securities Incentive Units 16.2 13.4 6.0 Stock Options² 2.2 2.0 0.4 Restricted Common Units 0.2 0.1 0.1 Restricted Stock Units 0.2 0.1 0.1 Total 96.2 93.2 84.3 $ 45.00 Fully Diluted Equity Value $3,791

43 CONFIDENTIAL Ferdinand Enterprise Value Bridge ($ in millions) Source: Management, Company filings, CapIQ. Market data as of 30-Sept-2022. 1 Debt not pro forma for current financing that is in-market. 2 Based on current management estimates – GS estimate for $45.00 per share based on management provided estimates for $50.00 and $55.00 per share. As of 30-Sep-2022 Standalone Value Transaction Value Comments Price per Share $ 31.51 $ 45.00 Diluted Shares Outstanding 84 84 Fully Diluted Equity Market Capitalization $ 2,655 $ 3,791 Net Debt (+) Debt¹ $ 2,439 $ 2,439 Per Earnings Supplement / Principal Outstanding (-) Cash and Marketable Securities (129) (129) Per Balance Sheet Total Net Debt $ 2,310 $ 2,310 Enterprise Value Before Adjustments $ 4,965 $ 6,102 Enterprise Value Adjustments (-) Investments (Using Cost Accounting Method) $(20) $(20) Includes Smart Asset (-) Investments (Using Equity Accounting Method) (10) (10) Includes Osbourne Partners and Beryllus (+) NPV of Existing TRA² 138 138 Stone Point and 5 NEOs comprise 19% (+) Contingent Liabilities (Earnouts from Acquisitions to Date) 189 189 Per 9/30/2022 Balance Sheet Enterprise Value With Non-Transaction Adjustments $ 5,262 $ 6,399 Transaction Adjustments (+) NPV of TRA Triggered by Change of Control² $ 0 $ 134 GS estimate based on management provided estimates Enterprise Value With All Adjustments $ 5,262 $ 6,533